Exhibit 10.6

Redacted Version

SEVENTH AMENDING AGREEMENT

TO THE OBSIDIAN ENERGY LTD.

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDING AGREEMENT is made effective as of February 28, 2020 (the “Seventh Amendment Date”),

BETWEEN:

OBSIDIAN ENERGY LTD.

as Borrower

- and -

ROYAL BANK OF CANADA,

THE BANK OF NOVA SCOTIA,

BANK OF MONTREAL,

CANADIAN IMPERIAL BANK OF COMMERCE,

EXPORT DEVELOPMENT CANADA,

ATB FINANCIAL,

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC,

NATIONAL BANK OF CANADA, and

BUSINESS DEVELOPMENT BANK OF CANADA

as Lenders

- and -

ROYAL BANK OF CANADA

as Administrative Agent on behalf of the Lenders

PREAMBLE:

A.

Pursuant to the Amended and Restated Credit Agreement dated May 18, 2017 as amended by a first amending agreement dated May 10, 2018, a second amending agreement dated December 14, 2018, a third amending agreement dated March 21, 2019, a fourth amending agreement dated May 31, 2019, a fifth amending agreement made effective as of June 28, 2019 and a sixth amending agreement (the “Sixth Amending Agreement”) made effective as of August 12, 2019 (as so amended, the “Credit Agreement”), among Obsidian Energy Ltd. (by its former name, Penn West Petroleum Ltd.), as borrower (the “Borrower”), Royal Bank of Canada (“RBC”) and each of the other financial institutions party thereto, as lenders, and RBC, as administrative agent (the “Agent”), the Lenders agreed to provide to the Borrower the Credit Facilities.

B.	The Parties wish to amend the Credit Agreement on the terms and conditions herein provided.

AGREEMENT:

NOW THEREFORE in consideration of the premises, the covenants and the agreements herein contained, the Parties agree as follows:

1.

Definitions. Capitalized terms used in this Seventh Amending Agreement will, unless otherwise defined herein, have the meanings attributed to such terms in the Credit Agreement, as amended hereby (the “Amended Credit Agreement”). In addition, for purposes of this Seventh Amending agreement, the following capitalized terms have the following meanings:

“February 28 Bank Amount” means the Canadian Dollar Exchange Equivalent of the outstanding Aggregate Principal Amount as at February 28, 2020.

“True-Up Payment” means each permanent repayment or prepayment, as the case may be, of the Existing Notes and Aggregate Principal Amount and permanent reductions of the Commitment Amount after the Seventh Amendment Date, whether voluntary or through mandatory application of asset disposition proceeds.

“True-Up Payment Application” means, with respect to each True-Up Payment, the application of such True-Up Payment in the following manner: (a) first, to repay the Aggregate Principal Amount, together with accrued interest thereon, to the extent that the Canadian Dollar Exchange Equivalent of the then outstanding Aggregate Principal Amount exceeds the February 28 Bank Amount, together with a corresponding dollar-for-dollar permanent reduction in the Commitment Amount; and (b) second, on a pro rata basis determined on the basis of the February 28 Bank Amount and the Canadian Dollar Exchange Equivalent of the aggregate outstanding principal amount of the Existing Notes as at February 28, 2020, to (i) repay the Aggregate Principal Amount, together with accrued interest thereon, together with a corresponding dollar-for-dollar permanent reduction in the Commitment Amount, and (ii) repay the aggregate outstanding principal amount of the Existing Notes together with accrued and unpaid interest thereon, in the case of both (i) and (ii) without any make-whole or premium of any kind.

2.

Extension. The parties hereto hereby confirm and agree that, as of the Seventh Amendment Date, the Revolving Period is extended to, and therefore the Term Conversion Date shall be, May 31, 2021; provided that:

(a)	on March 4, 2020, the Revolving Period shall end, without further action by the Agent or any of the Lenders, if:

(i)

the maturity date of all Existing Notes due March 16, 2020, May 29, 2020 and December 2, 2020 shall not be extended to be a date no earlier than November 30, 2021 pursuant to amending agreements to such Existing Notes, each in form and substance satisfactory to the Agent and each of the Lenders, each in their sole and absolute discretion, and the Agent and the Lenders shall have received an officer’s certificate of the Borrower attaching certified true and complete copies of such amending agreements;

(ii)

there have not been amendments to the note purchase agreements governing the outstanding Existing Notes to provide for, and otherwise permit, True-Up Payments in accordance with the True-Up Application, each such amending agreement to the note purchase agreements being in form and substance satisfactory to the Agent and each of the Lenders, each in their sole and absolute discretion, and the Agent and the Lenders shall have received an officer’s certificate of the Borrower attaching certified true and complete copies of such amending agreements;

(iii)	any other amendments have been made to the terms of the Existing Notes without the prior written agreement of the Agent and each of the Lenders, each in their sole and absolute discretion;

(iv)

any fee or other compensation is paid or payable to any of the holders of the Existing Notes in respect of the aforementioned extension of the maturity dates thereof in excess (on a proportionate basis) of the extension fee payable to the Lenders, as contemplated herein and the Agent and the Lenders shall have received an officer’s certificate of the Borrower certifying the same;

(v)

the Borrower has not concluded and entered into definitive documentation with its landlord, Degi Homburg Harris Limited Partnership (together with its successors and assigns, the “Landlord”), in respect of: (A) a reduction of the net rent payable under the amended and restated lease agreement dated as of April 15, 2008 between the Borrower and the Landlord (as amended and supplemented to the date hereof, the “Office Lease”) to an aggregate amount not to exceed (x) Cdn.$10,000,000 per annum for each calendar year from 2020 through to and including 2024 and (y) Cdn.$833,333 in the 2025 calendar year; and (B) an indemnity in respect of the existing subleases of the Office Lease, such definitive documentation in form and substance satisfactory to the Agent and each of the Lenders, each in their sole and absolute discretion, and the Agent and the Lenders shall have received an officer’s certificate of the Borrower attaching certified true and complete copies of such definitive documentation; or

(vi)

the Intercreditor Agreement has not been amended to provide for, and otherwise recognize as between the holders of Secured Obligations (under and as defined in the Intercreditor Agreement) True-Up Payments in accordance with the True-Up Application whether prior to or after the occurrence of any Enforcement Action (as defined in the Intercreditor Agreement); provided that, for purposes of section 9(a) of the Intercreditor Agreement such True-Up Application shall amend the distributions contemplated by the paragraph beginning with “SECOND:”, such amending agreement to the Intercreditor Agreement in form and substance satisfactory to the Agent and each of the Lenders, each in their sole and absolute discretion; and

(b)

if any one of the Lenders, in its sole and absolute discretion, provides notice to the Agent and the Borrower in writing on or before June 22, 2020 that the Revolving Period shall end, and therefore the Term Conversion Date shall be, June 30, 2020, then the Revolving Period shall be deemed to end on, and the Term Conversion Date shall be, June 30, 2020 for all purposes hereof and of the other Documents and without the requirement for any step or action whatsoever.

Notwithstanding the foregoing extension set forth in this Section 2 of this Agreement or the definition of “Term Period” set forth in the Credit Agreement, the last day of the Term Period shall be November 30, 2021; provided that, if the Revolving Period shall, at any time, end on or before June 30, 2020 pursuant to the foregoing, then the last day of the Term Period shall be April 1, 2021.

3.

May 2020 Borrowing Base Date. The parties hereto hereby agree that the determination of the Borrowing Base that is scheduled to occur by May 31, 2020 in accordance with Section 3.10(b) of the Credit Agreement shall not proceed. The foregoing is neither an affirmation nor redetermination of the current Borrowing Base; however, the previous Borrowing Base of $550,000,000 shall continue to apply for purposes of the limitation on Interest Rate Swap Contracts pursuant to Section 13.2(c)(iii) of the Credit Agreement until the Borrowing Base is redetermined by the Lenders. For certainty, the next scheduled determination of the Borrowing Base is to occur on or before November 30, 2020 in accordance with Section 3.10(b) of the Credit Agreement.

4.

Removal of Additional Borrowing Base Determination under Sixth Amending Agreement. Effective as of the Seventh Amendment Date, the Sixth Amending Agreement is hereby amended to delete section 4 thereof in its entirety and to substitute therefor “[Intentionally Removed]”.

5.

Additional Borrowing Base Determination. The parties hereto hereby confirm, acknowledge and agree that, in addition to the determinations of the Borrowing Base set forth in Section 3.10(b) of the Credit Agreement, the Lenders may make an additional determination of the Borrowing Base on either:

(a)	March 4, 2020, if the Revolving Period ends thereon; or

(b)	June 30, 2020, if the Revolving Period ends thereon

(either of the foregoing, an “Additional Borrowing Base Determination”).

The Additional Borrowing Base Determination shall proceed on either March 4, 2020 or June 30, 2020, as the case may be, unless all of the Lenders agree otherwise. The provisions of Section 3.10 of the Credit Agreement shall apply to each Additional Borrowing Base Determination in all respects. For certainty, the Additional Borrowing Base Determinations shall not constitute a Borrowing Base Determination pursuant to Section 3.10(b)(i) of the Credit Agreement.

6.

No Obligation to Determine the Borrowing Base. Notwithstanding anything herein, in the Credit Agreement or in the other Documents to the contrary, all of the Lenders may defer or suspend any Borrowing Base Determination (including on or in respect of any Scheduled Borrowing Base Date) otherwise required or contemplated thereby in their sole discretion and shall not be obligated to make any such determination if they have so exercised their discretion.

7.

Reductions in Commitment Amount. Notwithstanding anything in the Credit Agreement to the contrary, the parties hereto hereby covenant and agree that on the Seventh Amendment Date, the Commitment Amount shall be permanently reduced to Cdn.$450,000,000. Concurrent with such reduction, a corresponding pro rata permanent reduction shall be made in the Individual Commitment Amount of each Lender. Any such pro rata reduction by RBC shall be applied first as against its Individual Syndicated Facility Commitment Amount. Schedule B to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto, inter alia, to provide that the Syndicated Facility Commitment of each Lender shall be the amount set forth opposite its name on such new Schedule B.

8.

Prepayments of Existing Notes and Aggregate Principal Amount. Notwithstanding any provision in the Credit Agreement or any other Document to the contrary, any amount required to be applied by the Borrower or any Subsidiary thereof for permanent repayments or prepayments, as the case may be, of the Aggregate Principal Amount under the Credit Facilities and permanent reductions of the Commitment Amount after the Seventh Amendment Date, whether voluntary or through mandatory application of asset disposition proceeds, shall be a True-Up Payment and shall be made to the Administrative Agent and/or the applicable holders of the Existing Notes, as the case may be, in accordance with the True-Up Application, and, for certainty, any such repayment or prepayment of the Aggregate Principal Amount shall result in an automatic and corresponding dollar-for-dollar permanent reduction in the Commitment Amount.

9.	Restrictions on Drawdowns of, Rollovers of, and Conversions into Bankers’ Acceptances.

(a)

From and after the Seventh Amendment Date and notwithstanding any provision to the contrary in the Credit Agreement, the Borrower shall not request, and the Borrower shall not be entitled to make, have or effect:

(i)	any Advances by way of Bankers’ Acceptances (or BA Equivalent Loans);

(ii)	any Rollover of any outstanding Bankers’ Acceptances (or BA Equivalent Loans); and

(iii)	any Conversion of any outstanding Advances into a Bankers’ Acceptance (or BA Equivalent Loan),

in each of the foregoing cases, which have a term to maturity of more than 1 month.

(b)

Notwithstanding any provision in the Credit Agreement to the contrary, Bankers’ Acceptances and BA Equivalent Loans shall only be available during the Revolving Period and shall not be available during the Term Period; and, from and after the Term Conversion Date, any outstanding Bankers’ Acceptances and BA Equivalent Loans shall, upon maturity date thereof, be automatically converted into Canadian Prime Rate Loans.

10.	Amendments to Credit Agreement. Effective as of the Seventh Amendment Date, the Credit Agreement is hereby amended as follows:

(a)	Section 3.10(b)(ii) of the Credit Agreement is hereby amended by deleting “exceeds 5% of the then applicable Borrowing Base” and substituting therefor “exceeds the Threshold Amount”.

(b)	Section 13.1(e)(x) of the Credit Agreement is hereby amended by adding the following new paragraph to the end thereof:

[REDACTED]

(c)	Section 13.2 of the Credit Agreement is hereby amended by adding the following new subparagraph (p) immediately following the existing subparagraph (o) thereof, as follows:

“(p)

No Acquisition of Petroleum and Natural Gas Rights. The Borrower will not, and will not permit any of its Subsidiaries to, without the prior written consent of the Majority Lenders, purchase, acquire, lease, have assigned to any of them, assume the obligations in respect of, or be granted or have created in favour of any of them any in rem right or interest in, to or against, any P&NG Rights, by whatever means effected, other than those existing as of the date hereof and other than: (a) pursuant to binding obligations of the Borrower and its Subsidiaries existing prior to February 12, 2020; or (b) the purchase, acquisition, leasing, assignment, assumption, granting, creation of P&NG Rights which have, in the aggregate, uninflated and undiscounted asset retirement obligations associated therewith of less than Cdn. $5,000,000.”

(d)	The definition of “Threshold Amount” in Schedule A of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor.

“Threshold Amount” means Cdn.$15,000,000 or the Canadian Dollar Exchange Equivalent thereof in any other currency; provided that, with respect to the determination of the Threshold Amount referred to (a) in Section 3.10(b)(ii) and (b) under subparagraph (d) of the definition of Permitted Dispositions, the aggregate amount thereunder shall be reset to zero as at February 28, 2020.

11.

Additional Events of Default. In addition to and without derogating from, limiting or otherwise affecting in any manner the other provisions of the Credit Agreement, the parties hereto agree that if there is a breach or failure by the Borrower to comply with or perform its obligations under Section 13(b) of this Seventh Amending Agreement, then such breach or failure shall constitute, and shall be deemed to constitute, an immediate Event of Default under the Credit Agreement and the other Documents for all purposes thereof.

12.	Conditions Precedent. This Seventh Amending Agreement is only effective upon and is subject to the satisfaction of the following conditions precedent:

(a)	the accuracy and completeness in all respects of the Borrower’s representations and warranties in Section 14 hereof; and

(b)	payment to the Agent (on behalf of the Lenders) of the fee required pursuant to Section 13(a) hereof.

The foregoing conditions precedent are for the sole benefit of the Agent and the Lenders and may be waived, in whole or in part and with or without further conditions, in the sole discretion of the Agent and the Lenders.

13.	Fees. The Borrower agrees to pay to the Agent, on account of the Lenders, the following extension fees in connection with the extension of the Revolving Period contemplated hereby:

(a)	a fee being in an amount in Canadian Dollars equal to [REDACTED] bps of the Commitment Amount, payable concurrently with the execution and delivery of this Seventh Amending Agreement; and

(b)

a fee being in an amount in Canadian Dollars equal to [REDACTED] bps of the Commitment Amount (for certainty, as in effect as at the Seventh Amendment Date), payable on June 30, 2020 unless the Lenders have elected to end the Revolving Period on or prior to June 30, 2020.

14.

Representations and Warranties. To confirm each Lender’s understanding concerning the Borrower and its business, properties and obligations, and to induce the Agent and each Lender to enter into this Seventh Amending Agreement, the Borrower hereby reaffirms to the Agent and each Lender that, as of the Seventh Amendment Date, its representations and warranties contained in Section 12.1 of the Credit Agreement, as amended by this Seventh Amending Agreement, and except to the extent such representations and warranties relate solely to an earlier date, are true and correct in all material respects and additionally represents and warrants as follows on the Seventh Amendment Date:

(a)	it has full corporate power and capacity to enter into this Seventh Amending Agreement and to perform its obligations under the Credit Agreement, as amended by this Seventh Amending Agreement;

(b)	this Seventh Amending Agreement, and the performance by it of its obligations under the Credit Agreement, as amended by this Seventh Amending Agreement:

(i)	have been duly authorized, executed and delivered by it; and

(ii)

do not conflict with or contravene or constitute a default or create a Lien, other than a conflict, contravention, default or Lien which would not reasonably be expected to have a Material Adverse Effect or a Lien which is a Permitted Encumbrance, under:

(A)	its constating documents, by-laws, any resolution of its Directors or any shareholders’ or partnership agreement in respect of the Borrower;

(B)	any agreement or document to which it is a party or by which any of its property is bound; or

(C)	any applicable Law;

(c)

the Credit Agreement, as amended by this Seventh Amending Agreement, constitutes a valid and binding obligation of the Borrower, and is enforceable against the Borrower in accordance with the terms thereof, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar statutes affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(d)	no Default or Event of Default has occurred and is continuing.

15.

Continuing Effect. Each of the parties hereto acknowledges and agrees that the Amended Credit Agreement and all other documents entered into in connection therewith, will be and continue in full force and effect and are hereby confirmed and the rights and obligations of all parties thereunder will not be affected or prejudiced in any manner except as specifically provided herein. The Borrower hereby further acknowledges and agrees that all Security granted by it to the Agent for its own benefit and on behalf of the Lender Secured Parties and others in connection with the Credit Agreement and any other documents executed and delivered pursuant thereto or in connection therewith, including confirmations and acknowledgements thereof, continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security interests and covenants therein contained or thereby constituted, as continuing security for all indebtedness, liabilities and other obligations of the Borrower under the Amended Credit Agreement and each other Document to which it is a party.

16.

Expenses. The Borrower will pay or reimburse the Agent and the Lenders, as applicable, for the reasonable out of pocket expenses, including reasonable legal fees and disbursements (on a solicitor and his own client full indemnity basis) and enforcement costs, incurred by the Agent and the Lenders, as applicable, in connection with the negotiation, preparation, execution and maintenance of the Amended Credit Agreement and of this Seventh Amending Agreement.

17.	Schedule. The following Schedule is annexed hereto and is incorporated by reference and deemed to be part hereof:

Schedule A – Commitment Amounts.

18.

Counterparts. This Seventh Amending Agreement may be executed in any number of counterparts (including by facsimile or other electronic transmission), each of which when executed and delivered will be deemed to be an original, but all of which when taken together constitutes one and the same instrument. Any party hereto may execute this Seventh Amending Agreement by signing any counterpart.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

THIS SEVENTH AMENDING AGREEMENT has been executed effective the date first written above.

OBSIDIAN ENERGY LTD., as Borrower

By:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief
Financial Officer

[Seventh Amending Agreement – Obsidian]

ROYAL BANK OF CANADA, as Agent on behalf of the Lenders

By:	(signed) [Name Redacted]
Name:	[Name Redacted]
Title:	Manager, Agency

By:
Name:
Title:

[Seventh Amending Agreement – Obsidian]

ROYAL BANK OF CANADA, as Lender

By:	(signed) [Name Redacted]
Name:	[Name Redacted]
Title:	Attorney-in-Fact

By:
Name:
Title:

[Seventh Amending Agreement – Obsidian]

THE BANK OF NOVA SCOTIA, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Director

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Manager

[Seventh Amending Agreement – Obsidian]

BANK OF MONTREAL, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Managing Director

By:
Name:
Title:

[Seventh Amending Agreement – Obsidian]

CANADIAN IMPERIAL BANK OF
COMMERCE, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Director

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Account Manager

[Seventh Amending Agreement – Obsidian]

EXPORT DEVELOPMENT CANADA, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Associate Structured and Project Finance

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Associate Structured and Project Finance

[Seventh Amending Agreement – Obsidian]

ATB FINANCIAL, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Director Corporate Financial Services

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Associate Director

[Seventh Amending Agreement – Obsidian]

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Director

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Managing Director

[Seventh Amending Agreement – Obsidian]

NATIONAL BANK OF CANADA, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Manager, Special Loans

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Manager, Special Loans

[Seventh Amending Agreement – Obsidian]

BUSINESS DEVELOPMENT BANK OF CANADA, as Lender

By:	(signed) [Name Redacted]
Name:	[Name Redacted]
Title:	Director

By:	(signed) [Name Redacted]
Name:	[Name Redacted]
Title:	Assistant Vice-President
Business Restructuring

[Seventh Amending Agreement – Obsidian]

ACKNOWLEDGEMENT:

Obsidian Energy Ltd. (by its former name, Penn West Petroleum Ltd.), 1647456 Alberta Ltd., Penn West Northern Harrier Partnership, Obsidian Energy Partnership (by its former name, Penn West Petroleum), Penn West PROP Holdco Ltd., Penn West PROP Limited Partnership and Penn West Sandhill Crane Ltd. (each a “Guarantor”, and collectively, the “Guarantors”) each hereby acknowledge and consent to the Seventh Amending Agreement and acknowledge, agree and confirm that the guarantee dated May 18, 2017 (the “Guarantee”), provided by the Guarantors for the benefit of the Lender Secured Parties, and all representations, warranties, covenants and other obligations set forth therein are binding on the Guarantors and continue in full force and effect as a guarantee of all of the Lender Secured Obligations. Each Guarantor hereby restates the terms set forth in the Guarantee to the extent necessary under applicable Law to give effect to the foregoing. The Guarantors hereby further acknowledge and agree that all Security granted by each of the Guarantors to the Agent on behalf of the Lender Secured Parties and others in connection with the Guarantee, the Credit Agreement and any other documents executed and delivered pursuant thereto or in connection therewith, continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security for all indebtedness, liabilities and other obligations of the undersigned.

Acknowledged as of the Seventh Amendment Date.

OBSIDIAN ENERGY LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief Financial Officer

[Seventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST NORTHERN HARRIER PARTNERSHIP, by its managing partner, PENN WEST SANDHILL CRANE LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Seventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

OBSIDIAN ENERGY PARTNERSHIP, by its managing partner, OBSIDIAN ENERGY LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief Financial Officer

[Seventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST PROP HOLDCO LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Seventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST PROP LIMITED PARTNERSHIP, by its general partner, PENN WEST PROP HOLDCO LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Seventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST SANDHILL CRANE LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Seventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

1647456 ALBERTA LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Seventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

SCHEDULE A

SCHEDULE B

OBSIDIAN ENERGY LTD.

AMENDED AND RESTATED CREDIT AGREEMENT

DATED MAY 18, 2017

COMMITMENT AMOUNTS

INDIVIDUAL
	OPERATING	SYNDICATED
	FACILITY	FACILITY	INDIVIDUAL
	COMMITMENT	COMMITMENT	COMMITMENT
LENDER	AMOUNT	AMOUNT	AMOUNT
Royal Bank of Canada	[REDACTED]	[REDACTED]	[REDACTED]
The Bank of Nova Scotia	[REDACTED]	[REDACTED]	[REDACTED]
Bank of Montreal	[REDACTED]	[REDACTED]	[REDACTED]
Canadian Imperial Bank of Commerce	[REDACTED]	[REDACTED]	[REDACTED]
Export Development Canada	[REDACTED]	[REDACTED]	[REDACTED]
ATB Financial	[REDACTED]	[REDACTED]	[REDACTED]
Fédération des caisses Desjardins du Québec	[REDACTED]	[REDACTED]	[REDACTED]
National Bank of Canada	[REDACTED]	[REDACTED]	[REDACTED]
Business Development Bank of Canada	[REDACTED]	[REDACTED]	[REDACTED]
Total	$50,000,000	$400,000,000	$450,000,000